Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IMCO Recycling Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L Kerr, Chief Executive Officer and President, and I, Paul V. Dufour, Chief Financial Officer and Executive Vice President of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Kerr
	Name:	Richard L. Kerr
	Title:	Chief Executive Officer and President
(principal executive officer)
Date: October 21, 2004

/s/ Paul V. Dufour
	Name:	Paul V. Dufour
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer)
Date: October 21, 2004